NuVasive, Inc. Fourth Quarter and Full Year 2015 Results February 11, 2016 Exhibit 99.3

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Forward-Looking Statements
NuVasive
cautions
you
that
statements
included
in
this
presentation
that
are
not
a
description
of
historical
facts
are
forward-looking
statements
that
involve
risks,
uncertainties,
assumptions
and
other
factors
which,
if
they
do
not
materialize
or
prove
correct,
could
cause
NuVasive’s
results
to
differ
materially
from
historical
results
or
those
expressed
or
implied
by
such
forward-looking
statements.
In
addition,
this
presentation
contains
selected
financial
results
from
the
fourth
quarter
and
full
year
2015,
as
well
as
projections
for
2016
financial
guidance
and
longer-term
financial
performance
goals.
The
numbers
for
the
fourth
quarter
and
full
year
2015
are
prior
to
the
completion
of
review
and
audit
procedures
by
the
Company’s
external
auditors
and
are
subject
to
adjustment.
In
addition,
the
Company’s
projections
for
2016
financial
guidance
and
longer-term
financial
performance
goals
represent
current
estimates,
including
initial
estimates
of
the
potential
benefits,
synergies
and
cost
savings
associated
with
the
acquisition
of
Ellipse
Technologies,
which
are
subject
to
the
risk
of
being
inaccurate
because
of
the
preliminary
nature
of
the
forecasts,
the
risk
of
further
adjustment,
or
unanticipated
difficulty
in
selling
products
or
generating
expected
profitability.
The
potential
risks
and
uncertainties
that
could
cause
actual
growth
and
results
to
differ
materially
include,
but
are
not
limited
to:
the
risk
that
NuVasive’s
revenue
or
earnings
projections
may
turn
out
to
be
inaccurate
because
of
the
preliminary
nature
of
the
forecasts;
the
risk
of
further
adjustment
to
financial
results
or
future
financial
expectations;
unanticipated
difficulty
in
selling
products,
generating
revenue
or
producing
expected
profitability;
the
risk
that
Ellipse
Technologies
will
not
be
integrated
successfully
or
that
the
benefits
and
synergies
from
the
acquisition
may
not
be
fully
realized
or
may
take
longer
to
realize
than
expected;
and
those
other
risks
and
uncertainties
more
fully
described
in
the
Company’s
news
releases
and
periodic
filings
with
the
Securities
and
Exchange
Commission.
NuVasive’s
public
filings
with
the
Securities
and
Exchange
Commission
are
available
at
www.sec.gov.
The
forward-looking
statements
contained
herein
are
based
on
the
current
expectations
and
assumptions
of
NuVasive
and
not
on
historical
facts.
NuVasive
assumes
no
obligation
to
update
any
forward-looking
statement
to
reflect
events
or
circumstances
arising
after
the
date
on
which
it
was
made.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Non-GAAP Financial Measures
Management
uses
certain
financial
measures
in
this
presentation
that
are
not
calculated
in
accordance
with
GAAP.
Non-GAAP
financial
measures
include
non-GAAP
earnings
per
share,
non-GAAP
net
income,
non-
GAAP
operating
expenses
and
non-GAAP
operating
profit
margin,
which
exclude
amortization
of
intangible
assets,
leasehold
related
charges,
integration
related
expenses
associated
with
acquired
businesses,
one-
time
restructuring
and
acquisition
related
items,
CEO
transition
related
costs,
certain
litigation
charges
and
non-cash
interest
expense
and
or
losses
on
convertible
notes.
Management
also
uses
certain
non-GAAP
measures
which
are
intended
to
exclude
the
impact
of
foreign
exchange
currency
fluctuations.
The
measure
constant
currency
is
the
use
of
an
exchange
rate
that
eliminates
fluctuations
when
calculating
financial
performance
numbers.
The
Company
also
uses
measures
such
as
free
cash
flow,
which
represents
cash
flow
from
operations
less
cash
used
in
the
acquisition
and
disposition
of
capital.
Additionally,
the
Company
uses
an
adjusted
EBITDA
measure
which
represents
earnings
before
interest,
taxes,
depreciation
and
amortization
and
excludes
the
impact
of
stock-based
compensation,
leasehold
related
charges,
integration
related
expenses
associated
with
acquired
businesses,
CEO
transition
related
costs,
certain
litigation
liabilities,
acquisition
related
items
and
other
significant
one-time
items.
Management
calculates
the
non-GAAP
financial
measures
provided
in
this
presentation
excluding
these
costs
and
uses
these
non-GAAP
financial
measures
to
enable
it
to
further
and
more
consistently
analyze
the
period-to-period
financial
performance
of
its
core
business
operations.
Management
believes
that
providing
investors
with
these
non-GAAP
financial
measures
gives
them
additional
information
to
enable
them
to
assess,
in
the
same
way
management
assesses,
the
Company’s
current
and
future
continuing
operations.
These
non-GAAP
financial
measures
are
not
in
accordance
with,
or
an
alternative
for,
GAAP,
and
may
be
different
from
non-GAAP
financial
measures
used
by
other
companies.
For
reconciliations
of
non-GAAP
financial
measures
to
the
comparable
GAAP
financial
measure,
please
visit
the
Investor
Relations
section
of
the
Company’s
corporate
website
at
www.nuvasive.com.

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Year dominated by category-focused innovation
2015 Financial Performance Highlights

Innovation
Growth
Profitability
•
Biggest launch since XLIF with
introduction of Integrated
Global Alignment (iGA™)
platform to help address proper
alignment
•
Entered adult deformity market
with posterior fixation system
ReLine®
•
Introduced differentiated
Archon® anterior cervical plating
system and posterior cervical
fixation offering VuePoint® II
•
Introduced new products,
including X-Core® Mini Cervical
Corpectomy
System, Propel
DBM biologic, as well as
additional implant and line
extension innovation
•
Delivered 8.2% constant
currency full year 2015 revenue
growth to $811.1 million
•
Strong lumbar performance
following iGA
launch resulting in
sequential quarterly
improvements
•
Resurgence in cervical business
driven by differentiated
offerings
•
Localized improvement plans for
key International markets in
Western Europe showing initial
improved results
•
Delivered record 400 basis
points of profitability expansion
for full year 2015
•
Full year 2015 non-GAAP
operating profit margin of 15.4%
•
Full year 2015 non-GAAP EPS of
$1.31, doubling vs. 2014 and
growing at rate well ahead of
revenue
•
Capturing well-identified
operating efficiencies
•
Optimizing scale and
globalization efforts
•
Acquired facility in West
Carrollton, OH to support ~100%
self-manufacturing goal

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Demonstrating clinical and economic benefit to drive share-taking
Rapidly Evolving, Complex Healthcare Landscape
•
Increasing number of market influencers
•
Ability to clearly demonstrate clinical
and economic value never more relevant
•
Take advantage of the continued lack of
focus from the larger players in spine
•
Strengthen competitive stance with
more dynamic peers
•
Look to partner with customers not only
on technology, but also entire service
continuum
Strategically moving from a vendor focused on transactions to true partner focused on transformation
Surgeon
Conversion
Service Line
Partnership
Service
Integration and
Expansion
NuVasive’s Differentiated
Commercial Approach

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Operational excellence
delivering significant
margin expansion
Driving organic growth
with numerous inorganic
opportunities
Industry disruptor
adding value and
addressing unmet needs
NuVasive’s
Formula
for
Success
Fueling 2016 strategic agenda with proven approach to win

Profitability

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Highly scalable platform with exceptional growth prospects
Ellipse Technologies Acquisition Complete

Initial addressable market opportunity
of ~$570 million* for the MAGEC
technology alone –incremental upside
with pull-through of NuVasive
hardware
~$700 million* PRECICE market
opportunity with potential
partnerships to drive market share
with highly differentiated orthopedic
technology
Strong full year 2015 Ellipse
Technologies results at ~$44 million in
revenue
Delivering ~$53 million in revenue on
reported basis, and ~$60 million in
revenue on pro forma basis for 2016
MAGEC®
SPINAL BRACING AND DISTRACTION SYSTEM
PRECICE®
LIMB LENGTHENING TECHNOLOGY
Before
After
*Company estimates

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Fourth Quarter 2015 Revenue Highlights
U.S. IMPLANTS & SERVICES
Includes Lumbar, Cervical, NVM5 and Service
Up 9.9% in 4Q15
Key Performance Factors:
Fourth Consecutive Quarter of Growth
& Highest of Year
Strong Lumbar & Cervical Results
Driven by ReLine, Increased
Adoption of iGA
U.S. BIOLOGICS
Down 2.7% in 4Q15
Key Performance Factors:
Challenged by cyclicality
and surgeon trialing in prior
period
INTERNATIONAL
Up 1.9%
*
in 4Q15
Includes Puerto Rico
Key Performance Factors:
Japan, Italy & Australia Remain
Strong Performers
Localized XLIF/MIS Focus Working
Resurgence in Germany
Latin America Weakness
Strong revenue performance in key growth areas
*Constant currency basis

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Non-GAAP Measures
4Q15
Actuals
4Q15 YoY
Performance Factors
FY15
Actuals
FY15
YoY
Performance Factors
Gross Margin
76.2%
100 bps driven
by mix,
higher E&O
76.0%
10 bps driven by product
transition costs, non-repeat of
one-time benefits
Sales, Marketing
& Admin.
55.2%
280
bps driven by expense
reduction efforts,  increased
asset efficiencies
56.4%
350 bps driven by asset and
sales force efficiencies
Research & Development
4.0%
60 bps driven by timing of
development projects
4.3%
50 bps driven by timing of
development projects
Operating Profit Margin
17.1%
240 bps driven by better
overall OpEx
management
15.4%
400 bps driven by better
overall OpEx
management
EPS
$0.35
37%
$1.31
95%
Adjusted
EBITDA Margin
25.9%
80 bps
25.2%
330 bps
Operating leverage story continues to play out
Fourth Quarter and Full Year 2015 P&L Performance

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Change to better align with the way NuVasive manages business
Revenue Disclosure & Guidance Practices
•
Beginning in 1Q16, refining disclosed revenue grouping to three key areas:
1)  U.S. Spinal Hardware & Other
2)  U.S. Surgical Support & Other
3)  International
Better reflects how NuVasive manages the business and in line with peer practices
Better communicate the underlying performance of the Company
Best structure to incorporate acquisition of Ellipse Technology in revenue disclosure
Provides flexible go-forward reporting structure for integration of future acquisitions
•
Two-Year Recast of Historical Performance to New Revenue Grouping:

Q114 A
Q214 A
Q314 A
Q414 A
2014 FY A
Q115 A
Q215 A
Q315 A
Q415 A
2015 FY A
% Growth
U.S. Spinal Hardware & Other
104,363
108,697
107,039
115,710
435,809
110,248
116,456
116,180
126,376
469,260
8%
U.S. Surgical Support & Other
52,111
56,057
55,936
59,705
223,809
57,533
58,612
58,082
62,299
236,526
6%
International (inc.
Puerto Rico)
21,022
25,923
26,943
28,909
102,797
24,602
27,842
26,276
26,607
105,327
2%
Total Revenue
177,496
190,677
189,918
204,324
762,415
192,383
202,910
200,538
215,282
811,113
6%
($ in thousands)

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
FY16 Guidance
Performance
Drivers
Revenues
•
As reported
•
Full year
pro forma
~$923.0M, ~14%
YoY
growth^
$930M, ~9% growth
~$53M Ellipse Technologies contribution; ~$2M currency impact
$~870 core business revenue; ~$60M Ellipse Technologies revenue
•
U.S. Spinal Hardware & Other
•
U.S. Surgical
Support & Other
•
International
~14% YoY
growth
~3% YoY
growth
~36% YoY
growth
Strong expected lumbar, cervical and Ellipse product performance
Slower growth expectations for biologics and services
~38% excluding currency impact; comprised
of core NuVasive
growth
of ~20%,
Ellipse product growth of ~18%
Non-GAAP
Gross Margin
~76.9%
~90 bps increase due to 2-year suspension of medical device tax, favorable product mix from lumbar and cervical portfolios
Non-GAAP Sales, Marketing
&
Admin.
~55.5%
~90 bps improvement driven
by core NuVasive asset and
sales force
efficiencies,
support function management, International scale
Non-GAAP Research &
Development
~5.6%
~130 bps increase in
organic and inorganic investment in innovation
Non-GAAP Operating Profit
Margin
~15.8%
~140 bps
of core NuVasive margin improvement,
primarily offset by
increase in R&D investments
Non-GAAP Earnings Per Share
~$1.48
~13% YoY
growth
Adjusted
EBITDA Margin
~25.4%
~20 bps
increase
Non-GAAP Effective Tax Rate
~41.0%
Benefited from discrete items that drove rate lower in 2015 & well ahead of expectations, which will not repeat in 2016
Includes Ellipse Technologies acquisition and reflects new revenue groupings
Full Year 2016 Financial Performance Guidance*

*NuVasive financial performance guidance as of February 11, 2016; ^Constant currency as reported

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Performance expectations for modeling purposes
First Quarter 2016 Performance Guidance*
•
Providing
guidance
for
first
quarter
of
2016
as
it
will
include
a
partial
quarter
of
results
from
the
Ellipse
Technologies
acquisition
•
Expect revenue
to approximate $205 million for the first quarter of 2016,
inclusive of Ellipse Technologies revenue
•
Expect non-GAAP operating profit margin for the first quarter 2016 to be in line with the prior year at approximately 12.6%
•
Focused on quickly integrating Ellipse Technologies acquisition

*NuVasive financial performance guidance as of February 11, 2016

©2016 NuVasive®, Inc.
©2016 NuVasive®, Inc.
Relentless focus on driving shareholder value
Why Invest in NuVasive

Industry-leading innovation and
integrated procedural solutions
enables share-taking and
premium pricing
Drive surgeon conversion,
increase service line
partnerships and expand
services integration
Double International revenue
contribution in coming years
Competitively positioned in large and growing global spine market with favorable transformative dynamics playing to NuVasive strengths
Grow revenues at
multiples of
market in high
single-digit
range*
Achieve ~25%
long-term non-
GAAP operating
profit margin and
~32% adjusted
EBITDA goals*
Optimize tax
structure to help
drive EPS growth
2x the rate of
revenue growth*
Disciplined capital
deployment for
strategic M&A
and partnerships
Set to generate
significant
increases in free
cash flow
*NuVasive financial performance guidance as of February 11, 2016